UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director Rachel K. King

On October 31, 2018, the Board of Directors (the “Board”) of Novavax, Inc. (the “Company”) appointed Rachel K. King to fill an existing vacancy in the Company’s Board. Ms. King will serve as a Class III director and her term will expire at the Company’s 2019 annual meeting of stockholders. The Board has not appointed Ms. King to any Board committees at this time. As compensation for her service on the Board, Ms. King will receive an annual retainer of $40,000. Ms. King was granted a stock option award of 160,000 shares of Company common stock under the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended. There is no arrangement or understanding between Ms. King and any other person pursuant to which Ms. King was selected as a director. The Board has affirmatively determined that Ms. King is independent and has no material direct or indirect interest in a related party transaction which requires disclosure. Ms. King and the Company have entered into an indemnification agreement (the “Indemnification Agreement”) which will provide indemnification protection for Ms. King in connection with her service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 16, 2010 and incorporated herein by reference.

On November 1, 2018, the Company issued a press release announcing Ms. King’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

d)       Exhibits.

Exhibit No.	Description

10.1	Form of Indemnity Agreement, as of January 1, 2010 (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (File No. 000-26770), filed on March 16, 2010).

99.1	Press release, dated November 1, 2018, regarding the appointment of Rachel K. King to the Company’s Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 2, 2018

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